UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 1, 2014

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2014, the Board of Directors of Verizon Communications Inc. (Verizon or the Company) amended the Company’s Bylaws effective on that date to change the reference to “presiding director” in Section 4.08 of the Bylaws to “lead director.” Attached as Exhibit 3b to this Report is a complete copy of the amended Bylaws, which includes those amended provisions approved by the shareholders of the Company at the 2014 Annual Meeting of Shareholders held on May 1, 2014.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At Verizon’s 2014 Annual Meeting of Shareholders, the following items were submitted to a vote of shareholders.

The number of common shares present at the meeting was 3,324,366,748 or 80.28% of the common shares outstanding on March 3, 2014, the record date for the meeting.

(a)	The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Non-Votes

Shellye L. Archambeau	2,591,801,274	46,822,676	24,701,344	661,041,454

Richard L. Carrión	2,543,096,969	95,081,631	25,146,694	661,041,454

Melanie L. Healey	2,580,810,461	58,323,115	24,191,718	661,041,454

M. Frances Keeth	2,568,402,258	70,167,346	24,755,690	661,041,454

Robert W. Lane	2,587,852,898	50,533,887	24,938,509	661,041,454

Lowell C. McAdam	2,526,060,772	95,082,856	42,181,666	661,041,454

Donald T. Nicolaisen	2,577,468,638	60,678,733	25,177,923	661,041,454

Clarence Otis, Jr.	2,511,536,022	127,123,429	24,665,843	661,041,454

Rodney E. Slater	2,561,066,463	76,908,932	25,349,899	661,041,454

Kathryn A. Tesija	2,584,116,988	54,563,795	24,644,511	661,041,454

Gregory D. Wasson	2,576,851,058	61,067,316	25,406,920	661,041,454

(b)	The appointment of Ernst & Young LLP as independent registered public accounting firm for 2014 was ratified with 3,232,836,392 votes for, 65,568,894 votes against and 25,961,462 abstentions.

(c)	The proposal regarding the Advisory Vote to Approve Executive Compensation was approved with 2,460,568,862 votes for, 157,353,084 votes against, 45,403,348 abstentions and 661,041,454 broker non-votes.

(d)	The proposal regarding the Proxy Access Bylaw was approved with 2,504,615,371 votes for, 126,420,846 votes against, 32,289,077 abstentions and 661,041,454 broker non-votes.

(e)	The shareholder proposal regarding Network Neutrality was defeated with 648,129,978 votes for, 1,808,857,567 votes against, 206,337,749 abstentions and 661,041,454 broker non-votes.

(f)	The shareholder proposal regarding Lobbying Activities was defeated with 666,232,904 votes for, 1,835,789,982 votes against, 161,302,408 abstentions and 661,041,454 broker non-votes.

(g)	The shareholder proposal regarding the Severance Approval Policy was defeated with 1,025,914,208 votes for, 1,602,954,471 votes against, 34,456,615 abstentions and 661,041,454 broker non-votes.

(h)	The shareholder proposal regarding the Shareholder Right to Call a Special Meeting was defeated with 1,291,818,092 votes for, 1,338,120,766 votes against, 33,386,436 abstentions and 661,041,454 broker non-votes.

(i)	The shareholder proposal regarding the Shareholder Right to Act by Written Consent was defeated with 1,125,685,545 votes for, 1,498,283,594 votes against, 39,356,155 abstentions and 661,041,454 broker non-votes.

(j)	The shareholder proposal regarding Proxy Voting Authority was not properly presented at the meeting.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3b	Bylaws of Verizon Communications Inc., as amended, effective as of May 1, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	May 6, 2014	/s/	William L. Horton, Jr.
William L. Horton, Jr.
Senior Vice President, Deputy General Counsel and Corporate Secretary